UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John M. Toups a Director

On March 7, 2017, Mr. John M. Toups notified the board of directors (the “Board”) of Willdan Group, Inc., a Delaware corporation (“Willdan”), of his intent to resign from the Board, effective March 16, 2017. Mr. Toups currently serves as chair of the Strategy, Mergers and Acquisitions Committee and as a member of the Audit Committee and Compensation Committee. Mr. Toups’s intention to resign is not the result of any disagreement with Willdan or management regarding operations, policies or practices.

Appointment of Vice Admiral Dennis V. McGinn, USN, Retired, and Curtis S. Probst as Directors

On March 7, 2017, the Board, in accordance with Section 4.02 of Willdan’s Amended and Restated Bylaws, increased the size of the Board from eight members to nine members, effective March 16, 2017. The Board, in accordance with Section 4.10 of Willdan’s Amended and Restated Bylaws, appointed Vice Admiral Dennis V. McGinn, USN, Retired, and Curtis S. Probst to the Board, effective March 16, 2017, to fill the existing vacancies on the Board and to serve until their respective successors have been duly elected and qualified or until their earlier respective resignation or removal. The Board has determined that Vice Admiral McGinn, Ret., and Mr. Probst are independent directors under the listing standards of the Nasdaq Global Market.  Vice Admiral McGinn, Ret., will be a member of  the Strategy, Mergers and Acquisitions Committee and Mr. Probst will be a member of the Audit Committee and the Strategy, Mergers and Acquisitions Committee.

Vice Admiral McGinn, Ret., 71, served as Assistant Secretary of the Department of the Navy for Energy, Installations and Environment from September 2013 until January 2017. In this role, Vice Admiral McGinn, Ret., developed department-wide policies, procedures, advocacy and strategic plans and oversaw all Department of the Navy functions and programs relating to installations, safety, energy and the environment. Vice Admiral McGinn, Ret., is also an international security senior fellow at the Rocky Mountain Institute. From 2002 to 2013, Vice Admiral McGinn, Ret., served as the President of the American Council on Renewable Energy (ACORE), an organization dedicated to building a secure and prosperous America with clean, renewable energy; in this role, he led efforts to communicate the economic, security and environmental benefits of renewable energy. Vice Admiral McGinn, Ret., served in the U.S. Navy for 35 years and retired in 2002 after achieving the rank of Vice Admiral. Vice Admiral McGinn, Ret., is a past co-chairman of the CNA Military Advisory Board and a past member of the Steering Committee of the Energy Future Coalition, the United States Energy Security Council, and the Bipartisan Policy Center Energy Board. Vice Admiral McGinn, Ret., received a B.S. in Naval Engineering in 1967 from the United States Naval Academy; attended the national security program in 1988 at Harvard University’s Kennedy School of Government; and was a Chief of Naval Operations strategic studies fellow in 1991 at the U.S. Naval War College.

Mr. Probst, 49, has served as Managing Director and Head of Sustainable Finance for the Rocky Mountain Institute since June 2014, where he leads the sustainable finance practice and assists other practice areas, including buildings, communities, electricity, industry, and transportation, in financial aspects of their research and collaboration activities. From 2006 to 2013, Mr. Probst served as a Managing Director at Goldman, Sachs & Co. in its investment banking division and its fixed income, currency and commodities division, and from 1998 to 2006, he served as a Vice President in its asset-backed securities finance group. Prior to joining Goldman, Sachs & Co., Mr. Probst’s worked at Salomon Brothers from 1989 to 1997, as a Vice President in its structured and project finance group, which led origination and execution of financing and advisory assignments. Since 2014, Mr. Probst’s has been a member of the Management Advisory Board and Adjunct Lecturer of Columbia University’s Earth Institute. Mr. Probst received a B.Com. in Accounting in 1989 from the University of Calgary and an M.P.A. in Environmental Science and Policy in 2014 from Columbia University.

Each of Vice Admiral McGinn, Ret., and Mr. Probst will receive compensation for his services as a director in accordance with Willdan’s standard compensation program for non-management directors, which provides for an annual retainer of $26,000 paid in cash. In addition to the compensation that Vice Admiral McGinn, Ret., and Mr. Probst will receive for their service as members of the Board, Willdan intends to enter into its standard form of indemnification agreement with each of Vice Admiral McGinn, Ret., and Mr. Probst. A form of the indemnification agreement was previously filed by Willdan as Exhibit 10.1 to the Current Report on Form 8-K, as originally filed with the Securities and Exchange Commission on June 13, 2016.

There is no arrangement or understanding between either Vice Admiral McGinn, Ret., or Mr. Probst and any other person pursuant to which Vice Admiral McGinn, Ret., or Mr. Probst, respectively, was selected as a member of the Board. In addition, there are no transactions, in which either Vice Admiral McGinn, Ret., or Mr. Probst has an interest, that are required to be disclosed under Item 404(a) of SEC Regulation S-K.

Item 7.01                                           Regulation FD Disclosure

On March 9, 2017, Willdan issued a press release announcing the resignation of Mr. Toups from the Board and the appointment election of Vice Admiral McGinn, Ret., and Mr. Probst to the Board. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01                                           Other Events

Appointment of Keith W. Renken as Lead Independent Director and Changes to Committee Membership

On March 7, 2017, the Board appointed Keith W. Renken as lead independent director of the Board, effective immediately.

Additionally, on March 7, 2017, the Board updated the membership of the committees of the Board as follows, effective March 16, 2017:

•                  Audit Committee: Douglas J. McEachern (Chairman), Curtis S. Probst, Keith W. Renken and Win Westfall

•                  Compensation Committee: Raymond W. Holdsworth (Chairman), Douglas J. McEachern and Mohammad Shahidehpour

•                  Nominating and Governance Committee: Mohammad Shahidehpour (Chairman), Steven A. Cohen and Win Westfall

•                  Strategy, Mergers and Acquisitions Committee: Steven A. Cohen (Chairman), Dennis V. McGinn, Curtis S. Probst, Raymond W. Holdsworth and Mohammad Shahidehpour

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

99.1                        Press Release of Willdan Group, Inc., dated March 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: March 9, 2017	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of Willdan Group, Inc., dated March 9, 2017

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